EXHIBIT 10.1
                 EL PASO ENERGY CORPORATION

                      OMNIBUS PLAN FOR
                    MANAGEMENT EMPLOYEES


    Amended and Restated Effective as of December 3, 1999

                      TABLE OF CONTENTS
                                                        Page

SECTION 1   PURPOSE                                        1

SECTION 2   DEFINITIONS                                    1
            2.1 Beneficiary                                1
            2.2 Board of Directors                         1
            2.3 Cause                                      1
            2.4 Change in Control                          2
            2.5 Code                                       3
            2.6 Common Stock                               3
            2.7 Exchange Act                               3
            2.8 Fair Market Value                          3
            2.9 Good Reason                                4
            2.10 Management Committee                      4
            2.11 Option                                    5
            2.12 Option Price                              5
            2.13 Participant                               5
            2.14 Permanent Disability or Permanently
Disabled    5
            2.15 Plan Administrator                        5
            2.16 Restricted Stock                          5
            2.17 Subsidiary                                5

SECTION 3   ADMINISTRATION                                 6

SECTION 4   ELIGIBILITY                                    6

SECTION 5   SHARES AVAILABLE FOR THE PLAN                  7

SECTION 6   STOCK OPTIONS                                  7

SECTION 7   STOCK APPRECIATION RIGHTS                     12

SECTION 8   LIMITED STOCK APPRECIATION RIGHTS             13

SECTION 9   RESTRICTED STOCK                              14

SECTION 10  REGULATORY APPROVALS AND LISTING              16

SECTION 11  EFFECTIVE DATE AND TERM OF THE PLAN           16

SECTION 12  GENERAL PROVISIONS                            17

SECTION 13  AMENDMENT, TERMINATION OR DISCONTINUANCE
            OF THE PLAN                                   19

                 EL PASO ENERGY CORPORATION
            OMNIBUS PLAN FOR MANAGEMENT EMPLOYEES
    Amended and Restated Effective as of December 3, 1999


                    SECTION 1     PURPOSE

     The purpose of the El Paso Energy Corporation Omnibus Plan for Management Employees, originally known as the El Paso Natural Gas Company Stock Option Plan for Management Employees, (the "Plan") is to promote the interests of El Paso Energy Corporation (the "Company") and its stockholders by strengthening its ability to attract and retain key employees in the employ of the Company and its Subsidiaries (as defined below) by furnishing suitable recognition of their ability and industry which materially contributes to the success of the Company. The Plan provides for the grant of stock options, limited stock appreciation rights, stock appreciation rights and restricted stock in accordance with the terms and conditions set forth below.


                  SECTION 2     DEFINITIONS

     Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this Section 2:

2.1  Beneficiary

     The person or persons designated by the Participant pursuant to Section 6.2(f) to whom payments are to be paid pursuant to the terms of the Plan in the event of the Participant's death.

2.2  Board of Directors

     The Board of Directors of the Company.

2.3  Cause

     A termination for Cause is a termination evidenced by a statement adopted in good faith by the Management Committee that the Participant (i) willfully and continually failed to substantially perform the Participant's duties with the Company (other than a failure resulting from the Participant's incapacity due to physical or mental illness) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to the Participant specifying the manner in which the Participant has failed to substantially perform or (ii) willfully engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however, that no termination of the Participant's employment shall be for Cause as set forth in clause (ii) above until (A) there shall have been delivered to the Participant a copy of a written notice setting forth that the Participant was guilty of the conduct set forth in clause (ii) above and specifying the particulars thereof in detail, and (B) the Participant shall have been provided an opportunity to be heard by the Management Committee (with the assistance of the Participant's counsel if the Participant so desires). No act, nor failure to act, on the Participant's part shall be considered "willful" unless the Participant has acted, or failed to act, with an absence of good faith and without a reasonable belief that the Participant's action or failure to act was in the best interest of the Company.
Notwithstanding anything contained in the Plan to the contrary, no failure to perform by the Participant after notice of termination is given to the Participant shall constitute Cause.

2.4  Change in Control

     As used in the Plan, a Change in Control shall be deemed to occur (i) if any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities, (ii) upon the first purchase of the Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company), (iii) upon the approval by the Company's stockholders of a merger or consolidation, a sale or disposition of all or substantially all the Company's assets or a plan of liquidation or dissolution of the Company, or (iv) if, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur if the Company either merges or consolidates  with  or  into another  company  or  sells  or disposes  of  all  or substantially all  of  its  assets  to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of the Company immediately before such merger, consolidation, sale or disposition own, directly or indirectly, immediately following such merger, consolidation, sale or disposition at least eighty percent (80%) of the combined voting power of all outstanding classes of securities of the company resulting from such merger or consolidation, or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation, sale or disposition. In addition, the consummation of the merger between the Company and Sonat Inc. as publicly announced on March 15, 1999, and as the terms of such merger may be amended or modified, shall not constitute a Change in Control under this Plan with respect to all grants made pursuant to the Plan to employees who are hired, promoted, or acquired in an acquisition (including, but not limited to, employees of EnCap Investments L.L.C.) effective on or after January 29, 1999, through the date of consummation of the Company and Sonat Inc. merger.

2.5  Code

     The Internal Revenue Code of 1986, as amended and in effect from time to time, and the temporary or final regulations of the Secretary of the U.S. Treasury adopted pursuant to the Code.

2.6  Common Stock

     The common stock of the Company, $3 par value per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 5.

2.7  Exchange Act

     The Securities Exchange Act of 1934, as amended.

2.8  Fair Market Value

     As applied to a specific date, Fair Market Value shall be deemed to be the mean between the highest and lowest quoted selling prices at which Common Stock was sold on such date as reported in the NYSE-Composite Transactions by The Wall Street Journal on such date, or if no Common Stock was traded on such date, on the next preceding day on which Common Stock was so traded.

     Notwithstanding the foregoing, upon the exercise,

          (a) during the thirty (30) day period following a Change in Control, of a limited stock appreciation right or stock appreciation right granted in connection with an Option more than six (6) months prior to a Change in Control, or

          (b) during the seven (7) month period following a Change in Control, of a limited stock appreciation right or of a stock appreciation right granted in connection with an Option less than six (6) months prior to a Change in Control,

     On or after a Change in Control, Fair Market Value on the date of exercise shall be deemed to be the greater of (i) the highest price per share of Common Stock as reported in the NYSE-Composite Transactions by The Wall Street Journal during the sixty (60) day period ending on the day preceding the date of exercise of the stock appreciation right or limited stock appreciation right, as the case may be, and (ii) if the Change in Control is one described in clause (ii) or (iii) of Section 2.4, the highest price per share paid for Common Stock in connection with such Change in Control.

2.9  Good Reason

     Good Reason shall mean the occurrence of any of the following events or conditions, after a Change in Control:

          (a) a change in the Participant's status, title, position or responsibilities (including reporting responsibilities) which, in the Participant's reasonable judgment, represents a substantial reduction of the status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Participant of any duties or responsibilities which, in the Participant's reasonable judgment, are inconsistent with such status, title, position or responsibilities; or any removal of the Participant from or failure to reappoint or reelect the Participant to any of such positions, except in connection with the termination of the Participant's employment for Cause, for Permanent Disability, as a result of his or her death, or by the Participant other than for Good Reason;

          (b) a reduction in the Participant's annual base salary;

          (c) the Company requires the Participant (without the consent of the Participant) to be based at any place outside a thirty-five (35) mile radius of his or her place of employment prior to a Change in Control, except for reasonably required travel due to the Company's business which is not materially greater than such travel requirements prior to the Change in Control;

          (d) the failure by the Company to (i) continue in effect any material compensation or benefit plan in which the Participant was participating at the time of the Change in Control, including, but not limited to, the Plan, the El Paso Energy Corporation Pension Plan and the El Paso Energy Corporation Retirement Savings Plan; or (ii) provide the Participant with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to the Change in Control (or as in effect following the Change in Control, if greater);

          (e) any material breach by the Company of any provision of the Plan; or

          (f)     any   purported   termination    of    the
     Participant's employment for Cause by the Company which does not otherwise comply with the terms of the Plan.

2.10 Management Committee

     A committee consisting of the Chief Executive Officer of the Company and such other officers as the Chief
Executive Officer shall designate.

2.11 Option

     A stock option which is not intended to meet the requirements of an Incentive Stock Option, as defined in
Section 422 of the Code.

2.12 Option Price

     The price per share of Common Stock at which each Option is exercisable.

2.13 Participant

     An eligible employee to whom an Option, limited stock appreciation right, stock appreciation right or Restricted
Stock is granted under the Plan as set forth in Section 4.

2.14 Permanent Disability or Permanently Disabled

     A Participant shall be deemed to have become Permanently Disabled for purposes of the Plan if the Chief Executive Officer of the Company shall find upon the basis of medical evidence satisfactory to the Chief Executive Officer that the Participant is totally disabled, whether due to physical or mental condition, so as to be prevented from engaging in further employment with the Company or any of its Subsidiaries, and that such disability will be permanent and continuous during the remainder of the Participant's life.

2.15 Plan Administrator

     The Management Committee shall, pursuant to Section 3, administer the Plan.

2.16 Restricted Stock

      Common Stock granted under the Plan that is subject to the requirements of Section 9 and such other restrictions as the Plan Administrator deems appropriate.

2.17 Subsidiary

      An entity that is designated by the Plan Administrator as a subsidiary for purposes of the Plan and that is a corporation (or other form of business association that is treated as a corporation for tax purposes) of which shares (or other ownership interests) having more than fifty percent (50%) of the voting power are owned or controlled, directly or indirectly, by the Company so as to qualify as a "subsidiary corporation" within the meaning of Section 424(f) of the Code.


                SECTION 3     ADMINISTRATION

     3.1 The Plan shall be administered by the Management Committee, unless the Board of Directors shall otherwise determine the administrator of the Plan. The administrator of the Plan is referred to herein as the "Plan Administrator."

     3.2 The members of the Management Committee serving as Plan Administrator shall be appointed by the Chief Executive Officer for such term as the Chief Executive Officer may determine. The Chief Executive Officer may from time to time remove members from, or add members to, the Management Committee.

     3.3 Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, to select persons eligible to participate in the Plan, to grant Options, limited stock appreciation rights, stock appreciation rights and Restricted Stock thereunder, to administer the Plan, to make recommendations to the Board of Directors, to take all such steps and make all such determinations in connection with the Plan and the Options, limited stock appreciation rights, stock appreciation rights and Restricted Stock granted thereunder as it may deem necessary or advisable, which determination shall be final and binding upon all Participants. The Plan Administrator shall cause the Company at its expense to take any action related to the Plan which may be required or necessary to comply with the provisions of any federal or state law or any regulations issued thereunder.

     3.4 Each member of the Management Committee acting as Plan Administrator, while serving as such, shall be considered to be acting in his or her capacity as an officer of the Company. Members of the Management Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.


                  SECTION 4     ELIGIBILITY

     To be eligible for selection by the Plan Administrator to participate in the Plan, an individual must be a salaried employee (other than an employee who is a member of a unit covered by a collective bargaining agreement) of the Company, or of any Subsidiary, as of the date on which the Plan Administrator grants to such individual an Option, limited stock appreciation right, stock appreciation right or Restricted Stock and who in the judgment of the Plan Administrator holds a position of responsibility and is able to contribute substantially to the Company's continued success.


         SECTION 5     SHARES AVAILABLE FOR THE PLAN

     5.1 Subject to Section 5.2, the maximum number of shares for which Options, limited stock appreciation rights, stock appreciation rights and Restricted Stock may at any time be granted under the Plan is twenty-two million (22,000,000) shares of Common Stock, from shares held in the Company's treasury or out of authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Plan Administrator, subject to, and reduced by (on a post-split basis), the number of shares of Common Stock awarded prior to the occurrence of a two-for-one stock split effected by the Company in the form of a 100% stock dividend on April 1, 1998. Any Options, limited stock appreciation rights, stock appreciation rights and shares of Restricted Stock outstanding under the Plan on April 1, 1998, shall be adjusted on a two-for-one basis to reflect the stock dividend. For purposes of this Section 5.1, the aggregate number of shares of Common Stock issued under this Plan at any time shall equal only the number of shares actually issued upon exercise or settlement of options, limited stock appreciation rights, stock appreciation rights or Restricted Stock and not returned to the Company upon cancellation, expiration or forfeiture (regardless of whether the holder of such awards received dividends or other economic benefits) of any such award or delivered (either actually or by attestation) in payment or satisfaction of the purchase price, exercise price or tax obligation of the award.

     5.2 In the event of a recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure or shares of the Company or similar event, the Board of Directors, upon the recommendation of the Plan Administrator, may make appropriate adjustments in the number of shares authorized for the Plan and, with respect to outstanding Options, limited stock appreciation rights, stock appreciation rights and Restricted Stock, the Plan Administrator may make appropriate adjustments in the number of shares and the Option Price.


                 SECTION 6     STOCK OPTIONS

     6.1 Options may be granted to eligible employees in such number and at such times during the term of the Plan as the Plan Administrator shall determine. When determining a grant, the Plan Administrator may take into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Plan Administrator shall deem relevant in accomplishing the purpose of the Plan. The granting of an Option shall take place when the Plan Administrator determines to grant such an Option to a particular Participant at the Option Price. Each Option shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan.

     6.2 All Options under the Plan shall be granted subject to the following terms and conditions:

     (a)  Option Price

          The Option Price shall be the Fair Market Value of the Common Stock on the date the Option is granted, unless otherwise specified by the Plan Administrator.

     (b)  Duration of Options

          Options shall be exercisable at such time and under such conditions as set forth in the Option grant, but in no event shall any Option be exercisable later than the tenth anniversary of the date of its grant.

     (c)  Exercise of Options

          Subject to Section 6.2(j), a Participant may not exercise an Option until the Participant has completed one (1) year of continuous employment with the Company or any of its Subsidiaries immediately following the date on which the Option is granted, or such other shorter or longer period as the Plan Administrator may determine in a particular case. This requirement is waived in the event of death or Permanent Disability of a Participant before such period of continuous employment is completed and may be waived or modified in the agreement evidencing the Option or by written notice to the Participant from the Plan Administrator. Thereafter, shares of Common Stock covered by an Option may be purchased at one time or in such installments over the balance of the Option period as may be provided in the Option grant. Any shares not purchased on the applicable installment date may be purchased at one time or in such installments at any time prior to the final expiration of the Option as may be provided in the Option grant. To the extent that the right to purchase shares has accrued thereunder, Options may be exercised from time to time by providing written notice to the Company setting forth the number of shares to which the Option is being exercised.

     (d)  Payment

          The product of the Option Price and the number of shares purchased (the "Purchase Price") shall be paid in full to the Company upon the exercise of an Option. The Purchase Price may be paid either (i) in cash or
     (ii) at the discretion of the Plan Administrator, in Common Stock already owned by the Participant for at least six (6) months, or any combination of cash and Common Stock. The Fair Market Value of such Common Stock as delivered shall be valued as of the day prior to delivery. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities  laws  and regulations and  state  corporate
     law), an Option may also be exercised by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the Purchase Price. A Participant shall have none of the rights of a stockholder until the shares of Common Stock are issued to the Participant.

          Notwithstanding any other provision in this Plan to the contrary and unless the Plan Administrator shall otherwise determine, in the event of a "cashless" exercise, and for that purpose only under this Plan, a Participant's compensation shall be equal to the difference between the actual sales price received for the underlying Common Stock and the Option Price. For all other purposes under this Plan, the Fair Market Value shall be value against which compensation is determined.


     (e)  Restrictions

          The Plan Administrator shall determine, with respect to each Option, the nature and extent of the restrictions, if any, to be imposed on the shares of Common Stock which may be purchased thereunder, including, but not limited to, restrictions on the transferability of such shares acquired through the exercise of an Option for such periods as the Plan Administrator may determine and, further, that in the event a Participant's employment by the Company, or a Subsidiary, terminates during the period in which such shares are nontransferable, the Participant shall be required to sell such shares back to the Company at such prices as the Plan Administrator may specify in the Option. In addition, the Plan Administrator may require that a Participant who wants to effectuate a "cashless" exercise of Options be required to sell the shares of Common Stock acquired in the associated exercise to the Company, or in the open market through the use of a broker selected by the Plan Administrator, at such price and on such terms as the Plan
     Administrator may determine at the time of grant, or otherwise.

     (f)  Nontransferability of Options

          During a Participant's lifetime, an Option may be exercisable only by the Participant. Options granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution, except that to the extent permitted by applicable law, the Plan Administrator may permit a recipient of an Option to designate in writing during the Participant's lifetime a Beneficiary to receive and exercise Options in the event of such Participant's death (as provided in Section 6.2(i)). Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, shall be null and void.

     (g)  Purchase for Investment

          The Plan Administrator shall have the right to require that each Participant or other person who shall exercise an Option under the Plan, and each person into whose name shares of Common Stock shall be issued pursuant to the exercise of an Option, represent and agree that any and all shares of Common Stock purchased pursuant to such Option are being purchased for investment only and not with a view to the distribution or resale thereof and that such shares will not be sold except in accordance with such restrictions or limitations as may be set forth in the Option. This
     Section 6.2(g) shall be inoperative during any period of time when the Company has obtained all necessary or advisable approvals from governmental agencies and has completed all necessary or advisable registrations or other qualifications of shares of Common Stock as to which Options may from time to time be granted.

     (h)  Termination of Employment

          Upon the termination of a Participant's employment for any reason other than death or Permanent Disability, the Participant's Option shall be exercisable only to the extent that it was then exercisable and, unless the term of the Option expires sooner, such Option shall expire according to the following schedule; provided, that the Plan Administrator may at any time determine in a particular case that specific limitations and restrictions under the Plan shall not apply:

          (i)  Retirement

                The Option shall expire, unless exercised, thirty-six (36) months after the Participant's retirement from the Company or any Subsidiary.

          (ii) Disability

               The Option shall expire, unless exercised, thirty-six (36) months after the Participant's
          Permanent Disability.

          (iii)     Termination

                Subject to subparagraph (iv) below, the Option shall expire, unless exercised, not later than thirty-six (36) months, as specified in the grant letter, after a Participant resigns or is terminated as an employee of the Company or any of its Subsidiaries, unless the Plan Administrator shall have determined in a specific case that the Option should expire sooner or should terminate when the Participant's employment status ceases.


          (iv) Termination Following a Change in Control

               The Option shall expire, unless exercised, within thirty-six (36) months of a Participant's termination of employment (other than a termination by the Company for Cause or a voluntary termination by the Participant other than for Good Reason) following a Change in
          Control, provided that said termination of employment occurs within two (2) years following a Change in Control.

          (v)  All Other Terminations

               Except as provided in subparagraphs (iii) and
          (iv)   above,   the  Option  shall   expire   upon
          termination of employment.

     (i)  Death of Participant

          Upon the death of a Participant, whether during the Participant's period of employment or during the thirty-six (36) month period referred to in Sections 6.2(h)(i), (ii) and (iii), the Option shall expire, unless the term of the Option expires sooner, twelve
     (12) months after the date of the Participant's death, unless the Option is exercised within such twelve (12) month period by the Participant's Beneficiary, legal representatives, estate or the person or persons to whom the deceased's Option rights shall have passed by will or the laws of descent and distribution; provided, that the Plan Administrator may determine in a particular case that specific limitations and restrictions under the Plan shall not apply.

     (j)  Change in Control

          Notwithstanding other Plan provisions pertaining to the times at which Options may be exercised, all outstanding Options, to the extent not then currently exercisable, shall become exercisable in full upon the occurrence of a Change in Control. No Option shall be exercisable at a time that would violate the maximum duration of Section 6.2(b).

     (k)  Deferral Election

          A Participant may elect irrevocably (at a time and in a manner determined by the Plan Administrator or the Company, as appropriate) at any time prior to exercising an option granted under the Plan that issuance of shares of Common Stock upon exercise of such option and/or associated stock appreciation right shall be deferred until a pre-specified date in the future or until the Participant ceases to be employed by the Company or any of its Subsidiaries, as elected by the Participant. After the exercise of any such option and prior to the issuance of any deferred shares, the number of shares of Common Stock issuable to the Participant shall be credited to the deferred stock account (or such other account(s) as the Management Committee shall deem necessary and appropriate) under a memorandum deferred account established pursuant to the Company's then-existing Deferred Compensation Plan (as it may be further amended) (the "Deferred Compensation Plan"), and any dividends or other distributions paid on the Common Stock (or its equivalent) shall be deemed reinvested in additional shares of Common Stock (or its equivalent) until all credited deferred shares shall become issuable pursuant to the Participant's election, unless the Management Committee of the Deferred Compensation Plan shall otherwise determine.


           SECTION 7     STOCK APPRECIATION RIGHTS

     7.1 The Plan Administrator may grant stock appreciation rights to Participants in connection with any Option granted under the Plan, either at the time of the grant of such Option or at any time thereafter during the term of the Option. Such stock appreciation rights shall cover the same shares covered by the Options (or such lesser number of shares of Common Stock as the Plan Administrator may determine) and shall, except as provided in Section 7.3, be subject to the same terms and conditions as the related Options and such further terms and conditions not inconsistent with the Plan as shall from time to time be determined by the Plan Administrator.

     7.2 Each stock appreciation right shall entitle the holder of the related Option to surrender to the Company the related unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Option Price per share times the number of shares covered by the Option, or portion thereof, which is surrendered. Payment shall be made in shares of Common Stock valued at Fair Market Value as of the date the right is exercised, or in cash, or partly in shares and partly in cash, at the discretion of the Plan Administrator; provided, however, that payment shall be made solely in cash with respect to a stock appreciation right which is exercised within seven (7) months following a Change in Control. Stock appreciation rights may be exercised from time to time upon actual receipt by the Company of written notice stating the number of shares of Common Stock with respect to which the stock appreciation rights are being exercised. The value of any fractional shares shall be paid in cash.

     7.3 Stock appreciation rights are subject to the following restrictions:

          (a)   Each  stock  appreciation  right  shall   be
     exercisable at such time or times that the Option to which they relate shall be exercisable or at such other times as the Plan Administrator may determine; provided, however, that such rights shall not be exercisable until the Participant shall have completed six (6) months of continuous employment with the Company or any of its Subsidiaries immediately following the date on which the stock appreciation right is granted. In the event of death or Permanent Disability of a Participant during employment but before the Participant has completed such period of continuous employment, such stock appreciation right shall be exercisable only within the period specified in the related Option. In the event of a Change in Control, the requirement that a Participant shall have completed a six (6) month period of continuous employment is waived with respect to a Participant who is employed by the Company at the time of the Change in Control but who, within the six (6) month period, voluntarily terminates employment for Good Reason or is terminated by the Company other than for Cause.

          (b) Except in the event of a Change in Control, the Plan Administrator in its sole discretion may approve or deny in whole or in part a request to exercise a stock appreciation right. Denial or approval of such request shall not require a subsequent request to be similarly treated by the Plan Administrator.

          (c) The right of a Participant to exercise a stock appreciation right shall be canceled if and to the extent the related Option is exercised. To the extent that a stock appreciation right is exercised, the related Option shall be deemed to have been surrendered, unexercised and canceled.

          (d) A holder of stock appreciation rights shall have none of the rights of a stockholder until shares of Common Stock, if any, are issued to such holder pursuant to such holder's exercise of such rights.

          (e) The acquisition of Common Stock pursuant to the exercise of a stock appreciation right shall be subject to the same restrictions as would apply to the acquisition of Common Stock acquired upon acquisition of the related Option, as set forth in Section 6.2.


       SECTION 8     LIMITED STOCK APPRECIATION RIGHTS

     8.1 The Plan Administrator may grant limited stock appreciation rights to Participants in connection with any Options granted under the Plan, either at the time of the grant of such Option or at any time thereafter during the term of the Option. Such limited stock appreciation rights shall cover the same shares covered by the Options (or such lesser number of shares of Common Stock as the Plan Administrator may determine) and shall, except as provided in Section 8.3, be subject to the same terms and conditions as the related Options and such further terms and conditions not inconsistent with the Plan as shall from time to time be determined by the Plan Administrator.

     8.2 Each limited stock appreciation right shall entitle the holder of the related Option to surrender to the Company the unexercised portion of the related Option and to receive from the Company in exchange therefor an amount in cash equal to the excess of the Fair Market Value of one (1) share of Common Stock on the date the right is exercised over the Option Price per share times the number of shares covered by the Option, or portion thereof, which is surrendered.

     8.3 Limited stock appreciation rights are subject to the following restrictions:

          (a) Each limited stock appreciation right shall be exercisable in full for a period of seven (7) months following the date of a Change in Control, provided, however, that limited stock appreciation rights may not be exercised under any circumstances until the expiration of the six (6) month period following the date of grant. Limited stock appreciation rights shall be exercisable only to the same extent and subject to the same conditions as the Options related thereto are exercisable, as provided in Section 6.2(j).

          (b) The right of a Participant to exercise a limited stock appreciation right shall be canceled if and to the extent the related Option is exercised. To the extent that a limited stock appreciation right is exercised, the related Option shall be deemed to have been surrendered, unexercised and canceled.


               SECTION 9     RESTRICTED STOCK

     9.1 Restricted Stock may be granted to Participants in such number and at such times during the term of the Plan as the Plan Administrator shall determine, the Plan Administrator taking into account the duties of the respective Participants, their present and potential contributions to the success of the Company, and such other factors as the Plan Administrator shall deem relevant in accomplishing the purposes of the Plan. The granting of Restricted Stock shall take place when the Plan Administrator by resolution, written consent or other appropriate action determines to grant such Restricted Stock to a particular Participant. Each grant shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan. The Participant receiving a grant of Restricted Stock shall be recorded as a stockholder of the Company. Each Participant who receives a grant of Restricted Stock shall have all the rights of a stockholder with respect to such shares (except as provided in the restrictions on transferability), including the right to vote the shares and receive dividends and other distributions; provided, however, that no Participant awarded Restricted Stock shall have any right as a stockholder with respect to any shares subject to the Participant's Restricted Stock grant prior to the date of issuance to the Participant of a certificate or certificates for such shares.

      9.2 A grant of Restricted Stock shall entitle a Participant to receive, on the date or dates designated by the Plan Administrator, upon payment to the Company of the par value of the Common Stock in a manner determined by the Plan Administrator, the number of shares of Common Stock selected by the Plan Administrator. The Plan Administrator may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Restricted Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period (as defined in Section 9.3) expires or until restrictions thereon otherwise lapse, and may require, as a condition of any issuance of Restricted Stock that the Participant shall have delivered a stock power endorsed in blank relating to the shares of Restricted Stock.

      9.3 During a period of years following the date of grant, which shall in no event be less than one (1) year and until required performance targets are achieved, if applicable, as determined by the Plan Administrator (the "Restriction Period"), the Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of death or Permanent Disability, the transfer to the Company as provided under the Plan or the Plan Administrator's waiver or modification of such restrictions in the agreement evidencing the grant of Restricted Stock, or by resolution of the Plan Administrator adopted at any time.

      9.4 Except as provided in Section 9.5 or 9.6, if a Participant terminates employment with the Company for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant to the Company. In addition, in the event of any attempt by the Participant to sell, exchange, transfer, pledge or otherwise dispose of shares of Restricted Stock in violation of the terms of the Plan, such shares shall be forfeited to the Company.

      9.5 The Restriction Period for any Participant shall be deemed to end and all restrictions on shares of Restricted Stock shall lapse, upon the Participant's death, Permanent Disability, retirement or any termination of employment determined by the Plan Administrator to end the Restriction Period.

      9.6   The Restriction Period for any Participant shall
be   deemed  to  end  and  all  restrictions  on  shares  of
Restricted Stock shall terminate immediately upon a Change in Control.

      9.7 When the restrictions imposed by Section 9.3 expire or otherwise lapse with respect to one or more shares of Restricted Stock, the Company shall deliver to the Participant (or the Participant's legal representative, Beneficiary or heir) one (1) share of Common Stock for each share of Restricted Stock. At that time, the agreement referred to in Section 9.1, as it relates to such shares, shall be terminated.

      9.8 Subject to Section 9.2, a Participant entitled to receive Restricted Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

     9.9 A Participant may elect irrevocably (at a time and in the manner determined by the Plan Administrator or the Company, as appropriate), prior to vesting of Restricted Stock, that the Participant relinquishes any and all rights in the shares of Restricted Stock in exchange for an interest in the Deferred Compensation Plan and receipt of such shares shall be deferred until a pre-specified date in the future or until the Participant ceases to be employed by the Company or any of its Subsidiaries, as elected by the
Participant. At the time the restrictions lapse on the shares of Restricted Stock (as specified at the time of grant, or otherwise if changed by the Plan Administrator), the number of shares of Common Stock issuable to the Participant shall be credited to the deferred stock account (or such other account(s) as the Management Committee shall deem necessary and appropriate) under a memorandum deferred account established pursuant to the Deferred Compensation Plan, and any dividends or other distributions paid on the Common Stock (or its equivalent) shall be deemed reinvested in additional shares of Common Stock (or its equivalent) until all credited deferred shares shall become issuable pursuant to the Participant's election, unless the Management Committee of the Deferred Compensation Plan shall otherwise determine.


       SECTION 10     REGULATORY APPROVALS AND LISTING

     10.1 The Company shall not be required to issue any certificate for shares of Common Stock upon the exercise of an Option or a stock appreciation right granted under the Plan, or with respect to a grant of Restricted Stock prior to:

          (a) the obtaining of any approval or ruling from the Securities and Exchange Commission, the Internal Revenue Service or any other governmental agency which the Company, in its sole discretion, shall determine to be necessary or advisable;

          (b) the listing of such shares on any stock exchange on which the Common Stock may then be listed;
     or

          (c) the completion of any registration or other qualification of such shares under any federal or state laws, rulings or regulations of any governmental body which the Company, in its sole discretion, shall determine to be necessary or advisable.


     SECTION 11     EFFECTIVE DATE AND TERM OF THE PLAN

     The Plan was originally adopted by the Board of Directors as of December 14, 1993. The Board of Directors amended and restated the Plan effective as of December 3, 1999 and effective as of August 1, 1998, in connection with the reorganization of the Company into a holding company structure whereby El Paso Energy Corporation became the publicly held company and El Paso Natural Gas Company became a wholly owned subsidiary. This Plan was assumed by El Paso Energy Corporation pursuant to an Assignment and Assumption Agreement effective as of August 1, 1998, by and between El Paso Energy Corporation and El Paso Natural Gas Company. Options, limited stock appreciation rights, stock appreciation rights and Restricted Stock may be granted pursuant to the Plan from time to time as the Plan Administrator shall determine. The Plan shall terminate on December 14, 2003. However, Options, limited stock appreciation rights, stock appreciation rights and Restricted Stock granted prior to the expiration of the Plan may extend beyond that date and the terms and conditions of the Plan shall continue to apply thereto and to shares of Common Stock acquired hereunder.


              SECTION 12     GENERAL PROVISIONS

     12.1 Nothing contained in the Plan, or in any Option, limited stock appreciation right, stock appreciation right or Restricted Stock granted pursuant to the Plan, shall confer upon any employee any right with respect to continuance of employment by the Company or a Subsidiary, nor interfere in any way with the right of the Company or a Subsidiary to terminate the employment of such employee at any time with or without assigning any reason therefor.

     12.2 Grants, vesting or payment of Options, limited stock appreciation rights, stock appreciation rights or Restricted Stock shall not be considered as part of a Participant's salary or used for the calculation of any other pay, allowance, pension or other benefit unless otherwise permitted by other benefit plans provided by the Company or its Subsidiaries, or required by law or by contractual obligations of the Company or its Subsidiaries.

     12.3 The right of a Participant or Beneficiary to the payment of any compensation under the Plan may not be assigned, transferred, pledged or encumbered, nor shall such right or other interests be subject to attachment, garnishment, execution or other legal process.

     12.4  Leaves  of absence for such periods and  purposes
conforming to the personnel policy of the Company, or of its
Subsidiaries,   as   applicable,   shall   not   be   deemed
terminations or interruptions of employment.

     12.5 In the event a Participant is transferred from the Company to a Subsidiary, or vice versa, or is promoted or given different responsibilities, the Options, limited stock appreciation rights, stock appreciation rights and Restricted Stock granted to the Participant prior to such date shall not be affected. Notwithstanding the foregoing or any other provision in this Plan, in the event a Participant becomes an officer or director of the Company subject to Section 16(b) of the Exchange Act, the Plan Administrator may take any and all action necessary to prevent any violation of Section 16(b), including, but not limited to, accelerating the vesting of Options, rights or Restricted Stock, canceling any unvested Options, rights or Restricted Stock and/or requiring the Participant to exercise any and all vested Options or rights at such times as the Plan Administrator may determine.

     12.6 Each grant to a Participant of an Option, limited stock appreciation right, stock appreciation right and Restricted Stock hereunder shall make reference to this Plan by title and date to confirm the applicability of the Plan and the source of shares and rights covered by the grant.

     12.7 The Plan shall be construed and governed in accordance with the laws of the State of Texas, except that it shall be construed and governed in accordance with applicable federal law in the event that such federal law preempts state law.

      12.8 Appropriate provision shall be made for all taxes required to be withheld in connection with the exercise, grant or other taxable event with respect to Options, limited stock appreciation rights, stock appreciation rights and Restricted Stock under the applicable laws and regulations of any governmental authority, whether federal, state or local and whether domestic or foreign, including, but not limited to, the required withholding of a sufficient number of shares of Common Stock otherwise issuable to a Participant to satisfy the said required minimum tax withholding obligations. Unless otherwise provided in the grant, a Participant is permitted to deliver shares of Common Stock for payment of withholding taxes on the exercise of an option, stock appreciation right, or limited stock appreciation right or upon the grant or vesting of Restricted Stock. At the election of the Plan Administrator or, subject to approval of the Plan Administrator at its sole discretion, at the election of a Participant, shares of Common Stock may be withheld from the shares issuable to the Participant upon the exercise of an option or stock appreciation right or upon the vesting of the Restricted Stock to satisfy tax withholding obligations. The Fair Market Value of Common Stock as delivered pursuant to this
Section 12.8 shall be valued as of the day prior to delivery, and shall be calculated in accordance with Section 2.8.

      Any Participant that makes a Section 83(b) election under the Code shall, within ten (10) days of making such election, notify the Company in writing of such election and shall provide the Company with a copy of such election form filed with the Internal Revenue Service.

     Tax advice should be obtained by the Participant prior to the Participant's (i) entering into any transaction under or with respect to the Plan, (ii) designating or choosing the times of distributions under the Plan, or (iii) disposing of any shares of Common Stock issued under the Plan.

      12.9 Any amounts (deferred or otherwise) to be paid to Participants pursuant to the Plan are unfunded obligations. Neither the Company nor any Subsidiary is required to segregate any monies from its general funds, to create any trusts or to make any special deposits with respect to this obligation. The Management Committee, in its sole discretion, may direct the Company to share with its subsidiaries the costs of a portion of the incentive awards paid to Participants who are executives of those companies. Beneficial ownership of any investments, including trust investments which the Company may make to fulfill this obligation, shall at all times remain in the Company. Any investments and the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or a fiduciary relationship between the Plan Administrator, the Management Committee, the Company or any Subsidiary and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's Beneficiary or the Participant's creditors in any assets of the Company or its Subsidiaries whatsoever. The Participants shall have no claim against the Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.


 SECTION 13     AMENDMENT, TERMINATION OR DISCONTINUANCE OF
                          THE PLAN

     13.1 Subject to Section 13.2, the Plan Administrator may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company without further approval of the Board of Directors, including, but not limited to, any amendment necessary to ensure that the Company may obtain any regulatory approval referred to in Section 10; provided, however, that no change in any Option, limited stock appreciation right, stock appreciation right or Restricted Stock theretofore granted may be made without the consent of the Participant which would impair the right of the Participant to acquire or retain Common Stock or cash that the Participant may have acquired as a result of the Plan.

     13.2 The Plan Administrator may not amend the Plan without the approval of the Board of Directors to:

          (a) increase the number of shares or rights that may be issued under the Plan; or

          (b) otherwise materially increase the benefits accruing to the Participants under the Plan.

     13.3 The Plan Administrator may at any time suspend the operation of or terminate the Plan with respect to any shares of Common Stock not subject to Option, limited stock appreciation right, stock appreciation right or Restricted Stock at the time.
     IN WITNESS WHEREOF, the Company has caused the Plan to be amended and restated effective as of December 3, 1999.

                              EL PASO ENERGY CORPORATION



                              By:  /s/ Joel Richards III
                                   --------------------------
                                    Executive Vice President

ATTEST:
By:   /s/ David L. Siddall
      ----------------------
        Corporate Secretary

                   AMENDMENT NO. 1 TO THE
            OMNIBUS PLAN FOR MANAGEMENT EMPLOYEES

      Pursuant to Section 13.1 of the El Paso Energy Corporation Omnibus Plan for Management Employees, Amended and Restated Effective as of December 3, 1999 (the "Plan"), the Plan is hereby amended as follows, effective December 1, 2000:

Section 5.1 is hereby amended to read as follows:

     "5.1 Subject to Section 5.2, the maximum number of shares for which Options, limited stock appreciation rights, stock appreciation rights and Restricted Stock may at any time be granted under the Plan is thirty-seven million (37,000,000) shares of Common Stock, from shares held in the Company's treasury or out of authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Plan Administrator, subject to, and reduced by (on a post-split basis), the number of shares of Common Stock awarded prior to the occurrence of a two-for-one stock split effected by the Company in the form of a 100% stock dividend on April 1, 1998. Any Options, limited stock appreciation rights, stock appreciation rights and shares of Restricted Stock outstanding under the Plan on April 1, 1998, shall be adjusted on a two-for-one basis to reflect the stock dividend. For purposes of this Section 5.1, the aggregate number of shares of Common Stock issued under this Plan at any time shall equal only the number of shares actually issued upon exercise or settlement of Options, limited stock appreciation rights, stock appreciation rights or Restricted Stock and not returned to the Company upon cancellation, expiration or forfeiture (regardless of whether the holder of such awards received dividends or other economic benefits) of any such award or delivered (either actually or by attestation) in payment or satisfaction of the purchase price, exercise price or tax obligation of the award."

      IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 1sth day of December, 2000.

                              EL PASO ENERGY CORPORATION



                              By:  /s/ Joel Richards III
                                 ----------------------
                                 Executive Vice President

ATTEST:


By:   /s/ David L. Siddall
      ------------------------
         Corporate Secretary

                   AMENDMENT NO. 2 TO THE
                 EL PASO ENERGY CORPORATION
            OMNIBUS PLAN FOR MANAGEMENT EMPLOYEES

      Pursuant to Section 13.1 of the El Paso Energy Corporation Omnibus Plan for Management Employees, Amended and Restated effective as of December 3, 1999 (the "Plan"), the Plan is hereby amended as follows, effective February 7, 2001:

      WHEREAS, the Certificate of Incorporation of  El  Paso
Energy Corporation, a Delaware corporation, was amended to change the name of the corporation to El Paso Corporation effective February 7, 2001.

      NOW THEREFORE, the name of the Plan is hereby changed to the "El Paso Corporation Omnibus Plan for Management Employees" and all references in the Plan to "El Paso Energy Corporation" or the "Company" shall mean "El Paso Corporation."

      IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 7th day of February
2001.


                              EL PASO CORPORATION



                              By:  /s/ Joel Richards III
                                  ----------------------
                                      Executive Vice
                                        President
                                   Human Resources and
                                    Administration

ATTEST:


By:  /s/ David L. Siddall
    ----------------------
    Corporate Secretary

                   AMENDMENT NO. 3 TO THE
            OMNIBUS PLAN FOR MANAGEMENT EMPLOYEES

      Pursuant to Section 13.1 of the El Paso Corporation Omnibus Plan for Management Employees, Amended and Restated Effective as of December 3, 1999 (the "Plan"), the Plan is hereby amended as follows, effective December 7, 2001:

Section 5.1 is hereby amended to read as follows:

     "5.1 Subject to Section 5.2, the maximum number of shares for which Options, limited stock appreciation rights, stock appreciation rights and Restricted Stock may at any time be granted under the Plan is fifty-eight million (58,000,000) shares of Common Stock, from shares held in the Company's treasury or out of authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Plan Administrator, subject to, and reduced by (on a post-split basis), the number of shares of Common Stock awarded prior to the occurrence of a two-for-one stock split effected by the Company in the form of a 100% stock dividend on April 1, 1998. Any Options, limited stock appreciation rights, stock appreciation rights and shares of Restricted Stock outstanding under the Plan on April 1, 1998, shall be adjusted on a two-for-one basis to reflect the stock dividend. For purposes of this Section 5.1, the aggregate number of shares of Common Stock issued under this Plan at any time shall equal only the number of shares actually issued upon exercise or settlement of Options, limited stock appreciation rights, stock appreciation rights or Restricted Stock and not returned to the Company upon cancellation, expiration or forfeiture (regardless of whether the holder of such awards received dividends or other economic benefits) of any such award or delivered (either actually or by attestation) in payment or satisfaction of the purchase price, exercise price or tax obligation of the award."

      IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 7th day of December, 2001.

                              EL PASO CORPORATION



                              By:   /s/  Joel Richards III
                                  ------------------------
                                   Executive Vice President
                                   Human Resources and
                                   Administration

ATTEST:


By:      /s/ David L. Siddall
       ----------------------
Title:    Corporate Secretary